EXHIBIT 31.2

CERTIFICATION PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I,	Richard L. Feinstein, certify that:

1.	I have reviewed this Amendment No. 1 of the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2019 of Enzon Pharmaceuticals, Inc.;

2.	Based on my knowledge, this Amendment No. 1 of the Annual Report on Form 10-K/A does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment No. 1 of the Annual Report on Form 10-K/A.

April 24, 2020	/s/ Richard L. Feinstein
Richard L. Feinstein
Vice President - Finance and Chief Financial Officer
(Principal Financial Officer)